Exhibit 99.1

Zedge Reports First Quarter Fiscal 2026 Results

Active subscriptions1 reached a record 1.1 million, up 54% year-over-year; subscription revenue grew
29% year-over-year; ARPMAU1 grew 29% year-over-year

Revenue returned to growth at 6%, GAAP and Non-GAAP EPS2 of $0.06 and $0.07, respectively

Repurchased 240,000 shares and paid first quarterly dividend

New York, NY – December 12, 2025: Zedge, Inc. (NYSE AMERICAN: ZDGE), $ZDGE, a leader in digital marketplaces and interactive games that provide content, enable creativity, empower self-expression and facilitate community, today announced results for its first quarter fiscal 2026, ended October 31, 2025.

Jonathan Reich, Zedge’s CEO, commented:

“Zedge delivered a solid start to fiscal 2026 with a return to topline growth even as we continued to navigate the anticipated headwinds at Emojipedia and GuruShots. The Zedge Marketplace demonstrated resilience and efficiency amid a broader digital ecosystem that continues to shift. Improved ARPMAU stood out as a key achievement of the quarter, driven by sustained CPMs, a core ad pricing metric, optimization and stronger subscription gains. These serve as strong signals that our core engine remains healthy.

“I’m excited by the traction we’re experiencing with DataSeeds. While the number of closed deals is still small, the opportunity is huge. AI models’ success depends on their ability to secure a critical mass of high-quality training data that meets unique techincal specifications. That’s where DataSeeds Production Cloud, our network of creative experts built to fulfill bespoke content requests, is experiencing a surge in demand. In Q1, we received our second order from an existing customer, a leader in the AI space, with an increased dollar size of roughly 25X from the customer’s first order. Furthermore, our pipeline is ripe with many six-figure revenue opportunities. It is still early, but our value proposition - mainly access to and experience with a coveted community of creators that can generate rights-cleared, ethically sourced content, at scale, is in great demand. Moreover, it’s not only the content that is fueling interest, but also our ability to deliver many other aspects of a customer brief with consistency and accuracy including unique naming and metadata conventions and search capabilities that set us apart. We are proceeding deliberately, for the most part using existing resources to execute.

“Turning to our financial results, I want to address free cash flow2 because the offsets this quarter were meaningful, but fully anticipated. Free cash flow reflected the impact of the timing of restructuring-related compensation tax payments, which are now largely behind us, as well as some quarter-specific timing in receivables and payables. We also chose to reinvest part of our restructuring savings into high-potential initiatives, including DataSeeds, Tapedeck and our product innovation initiative. These items temporarily reduced our free cash flow generation, but they do not change our long-term free cash flow expectations.

“Looking forward, we entered the second quarter of fiscal 2026, which is typically seasonally stronger, with a leaner operating structure, a stronger business engine and a growing portfolio of innovation bets. We are executing from a position of confidence, discipline and momentum, and will invest prudently based on where opportunity knocks.”

First Quarter Highlights (fiscal 2026 versus fiscal 2025)

●	Revenue increased 5.8% to $7.6 million;

●	GAAP operating income of $0.9 million, compared to an operating loss ($0.5) million;

●	GAAP net income and income per share (EPS) of $0.8 million and $0.06, compared to a net loss of ($0.3) million and ($0.02) per share;

●	Non-GAAP net income (loss) and EPS of $0.9 million and $0.07, compared to break-even;

●	Free cash flow[2] of $0.6 million; Adjusted EBITDA[2] of $1.2 million;

●	ARPMAU increased 29.2%;

●	Zedge Premium’s GTV[1] decreased 3.7% to $0.66 million;

●	Repurchased approximately 240,000 shares of Class B Common Stock.

First Quarter Select Financial Metrics: FY26 versus FY25*

(in M except for EPS)	Q1 ‘26	Q1 ‘25	Change
Total Revenue	$7.6	$7.2	5.8%
Advertising Revenue	$5.2	$4.9	6.0%
Digital Goods and Services Revenue	$0.5	$0.6	-27.3%
Subscription Revenue	$1.5	$1.2	28.6%
Other Revenue	$0.5	$0.5	-7.7%
GAAP Operating Income (Loss)	$0.9	$(0.5)	nm
Operating Margin	12.0%	-6.4%
GAAP Net Income (Loss)	$0.8	$(0.3)	nm
GAAP Diluted EPS (Loss per share)	$0.06	$(0.02)	nm
Non-GAAP Net Income	$0.9	$(0.0)	nm
Non- GAAP Diluted EPS	$0.07	$0.00	nm
Cash Flow from Operations	$0.8	$1.2	-29.5%
Free Cash Flow	$0.6	$1.0	-36.8%
Adjusted EBITDA	$1.2	$0.3	312.5%
Shares Repurchased	0.24	0.22	8.6%

nm = not measurable/meaningful

*	numbers/percentages are based off of actuals versus the rounded numbers in the table

Select Zedge Marketplace Metrics: FY26 versus FY25*

(in M except for ARPMAU and where noted)	Q1 ‘26	Q1 ‘25	Change
MAU	22.2	25.0	-11.2%
Well-Developed Markets	4.9	5.5	-10.9%
Emerging Markets	17.3	19.5	-11.3%
Active Subscriptions (in 000s)	1,075	698	54.1%
ARPMAU	$0.099	$0.077	29.2%
Zedge Premium - Gross Transaction Value (GTV)	$0.66	$0.68	-3.7%

*	numbers/percentages are based off of actuals versus the rounded numbers in the table

[1]	We use the following supplemental business metrics in this release because we believe they are useful in evaluating Zedge’s operational performance.

●	Monthly active users, or MAU, captures the number of unique users that used our Zedge App during the previous 30 days of the relevant period, is useful for evaluating consumer engagement with our App, which correlates to advertising revenue as more users drive more ad impressions for sale. It also allows readers and potential advertisers to evaluate the size of our user base.

●	Zedge Premium Gross Transaction Value, or GTV, is the total dollar amount of transactions conducted through Zedge Premium. As Zedge Premium is an internal focus for growth, we believe this metric will help investors evaluate our progress in growing this part of our business.

●	Average Revenue Per Monthly Active User for our Zedge Marketplace, or ARPMAU, is useful in evaluating how well we monetize our user base.

●	An Active Subscription is a subscription that has commenced and not been canceled, including paused subscriptions and subscriptions in free trials, grace periods, or account hold. This is important because it is a source of recurring revenue.

[2]	Throughout this release, Non-GAAP Net Income, Non-GAAP EPS, Free Cash Flow (FCF) and Adjusted EBITDA are non-GAAP financial measures intended to provide useful information that supplement Zedge’s results in accordance with GAAP. Please refer to the Reconciliation of Non-GAAP Financial measures at the end of this release for an explanation of Zedge’s formulations of Non-GAAP Net Income, Non-GAAP EPS, Free Cash Flow and Adjusted EBITDA and reconciliations to the most directly comparable GAAP measures.

Trended Financial Information*

(in M except for EPS, ARPMAU, Active Subscriptions)	Q125	Q225	Q325	Q425	Q126	FY24	FY25	YTD FY26
Total Revenue	$7.2	$7.0	$7.8	$7.5	$7.6	$30.1	$29.4	$7.6
Advertising Revenue	$4.9	$4.7	$5.6	$5.2	$5.2	$21.0	$20.3	$5.2
Digital Goods and Services Revenue	$0.6	$0.6	$0.5	$0.5	$0.5	$3.5	$2.2	$0.5
Subscription Revenue	$1.2	$1.2	$1.3	$1.4	$1.5	$4.3	$5.1	$1.5
Other Revenue	$0.5	$0.4	$0.4	$0.4	$0.5	$1.2	$1.8	$0.5
GAAP Operating Income (Loss)	$(0.5)	$(2.2)	$0.2	$(0.7)	$0.9	$(11.8)	$(3.2)	$0.9
GAAP Net Income (Loss)	$(0.3)	$(1.7)	$0.2	$(0.6)	$0.8	$(9.2)	$(2.4)	$0.8
GAAP Diluted EPS (Loss per share)	$(0.02)	$(0.12)	$0.01	$(0.04)	$0.06	$(0.65)	$(0.17)	$0.06
Non GAAP Net Income (Loss)	$(0.0)	$(0.2)	$0.9	$0.1	$0.9	$1.8	$0.7	$0.9
Non-GAAP Diluted EPS (Loss per share)	$(0.00)	$(0.01)	$0.06	$0.00	$0.07	$0.13	$0.05	$0.07
Cash Flow from Operations	$1.2	$0.7	$0.9	$0.7	$0.8	$5.9	$3.4	$0.8
Free Cash Flow	$1.0	$0.6	$0.8	$0.5	$0.6	$4.7	$2.9	$0.6
Adjusted EBITDA	$0.3	$(0.1)	$1.2	$0.3	$1.2	$4.7	$1.8	$1.2
MAU	25.0	24.7	22.1	23.2	22.2	nm	nm	nm
Well-developed Markets	5.5	5.6	5.2	5.4	4.9	nm	nm	nm
Emerging Markets	19.5	19.1	16.9	17.8	17.3	nm	nm	nm
Active Subscriptions (in 000s)	698	791	896	984	1,075	nm	nm	nm
ARPMAU	$0.077	$0.078	$0.099	$0.093	$0.099	nm	nm	nm
Zedge Premium – GTV	$0.68	$0.68	$0.61	$0.64	$0.66	$2.15	$2.62	$0.66
Shares Repurchased	0.22	0.24	0.22	0.64	0.24	0.21	1.32	0.24

nm = not measurable/meaningful

*	numbers may not add due to rounding

Earnings Announcement and Supplemental Information

Management will host an earnings conference call today at 11:00 am Eastern to discuss its earnings results, outlook, and strategy, followed by a Q&A session with investors.

Live Call-in Info:

Toll Free: 888-506-0062

International: 973-528-0011

Participant Access Code: 866858

Webcast URL: https://www.webcaster5.com/Webcast/Page/2205/53246

Replay:

Toll Free: 877-481-4010

International: 919-882-2331

Replay Passcode: 53246

About Zedge

Zedge empowers tens of millions of consumers and creators each month with its suite of interconnected platforms that enable creativity, self-expression and e-commerce and foster community through fun competitions. Zedge’s ecosystem of product offerings includes the Zedge Marketplace, a freemium marketplace offering mobile phone wallpapers, video wallpapers, ringtones, notification sounds, and pAInt, a generative AI image and audio maker; GuruShots, “The World’s Greatest Photography Game,” a skill-based photo challenge game; and Emojipedia, the #1 trusted source for ‘all things emoji.’

For more information, please visit: investor.zedge.net

Follow us on X: @Zedge

Follow us on LinkedIn

Forward-Looking Statements

All statements above that are not purely about historical facts, including, but not limited to, those in which we use the words “believe,” “anticipate,” “expect,” “plan,” “intend,” “estimate,” “target” and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors. Our filings with the SEC provide detailed information on such statements and risks and should be consulted along with this release. To the extent permitted under applicable law, we assume no obligation to update any forward-looking statements.

Contact:

Brian Siegel, IRC, MBA

Senior Managing Director

Hayden IR

(346) 396-8696

brian@haydenir.com

ir@zedge.net

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value data)

	October 31,	July 31,
	2025	2025
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$18,496	$18,609
Trade accounts receivable	3,322	3,164
Prepaid expenses and other current assets	638	671
Total Current assets	22,456	22,444
Property and equipment, net	1,377	1,290
Intangible assets, net	4,810	4,922
Goodwill	1,973	1,931
Deferred tax assets, net	4,823	4,823
Other assets	520	244
Total assets	$35,959	$35,654
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$1,451	$1,471
Accrued expenses and other current liabilities	2,656	2,867
Deferred revenues	3,735	3,425
Total Current liabilities	7,842	7,763
Deferred revenues--non-current	2,001	1,937
Other liabilities	221	53
Total liabilities	10,064	9,753
Commitments and contingencies (Note 9)
Stockholders’ equity:
Preferred stock, $.01 par value; authorized shares—2,400; no shares issued and outstanding	-	-
Class A common stock, $.01 par value; authorized shares—2,600; 525 shares issued and outstanding at October 31, 2025 and July 31, 2025	5	5
Class B common stock, $.01 par value; authorized shares—40,000; 15,103 shares issued and 12,479 outstanding at October 31, 2025 and 15,073 shares issued and 12,692 shares outstanding at July 31, 2025	151	151
Additional paid-in capital	49,664	49,768
Accumulated other comprehensive loss	(1,410)	(1,509)
Accumulated deficit	(14,717)	(15,505)
Treasury stock, and 2,624 shares at October 31, 2025 and 2,381 shares at July 31, 2025, at cost	(7,798)	(7,009)
Total stockholders’ equity	25,895	25,901
Total liabilities and stockholders’ equity	$35,959	$35,654

ZEDGE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	October 31,
	2025	2024
Revenues	$7,610	$7,194
Costs and expenses:
Direct cost of revenues (excluding amortization of capitalized software and technology development costs which is included below)	555	461
Selling, general and administrative	5,925	6,809
Depreciation and amortization	216	381
Income (loss) from operations	914	(457)
Interest and other income, net	153	181
Net loss resulting from foreign exchange transactions	(46)	(14)
Income (loss) before income taxes	1,021	(290)
Income tax expense	233	49
Net income (loss)	$788	$(339)
Other comprehensive income (loss):
Changes in foreign currency translation adjustment	99	(29)
Total other comprehensive income (loss)	99	(29)
Total comprehensive income (loss)	$887	$(368)
Income loss per share attributable to Zedge, Inc. common stockholders:
Basic	$0.06	$(0.02)
Diluted	$0.06	$(0.02)
Weighted-average number of shares used in calculation of income (loss) per share:
Basic	13,026	14,086
Diluted	13,331	14,086

ZEDGE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended
	October 31,
	2025	2024

Operating activities
Net income (loss)	$788	$(339)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	14	16
Amortization of intangible assets	112	112
Amortization of capitalized software and technology development costs	90	253
Stock-based compensation	104	379
Deferred income taxes	-	-
Change in assets and liabilities:
Trade accounts receivable	(158)	193
Prepaid expenses and other current assets	33	(161)
Other assets	(19)	2
Trade accounts payable and accrued expenses	(513)	123
Deferred revenues	374	592
Net cash provided by operating activities	825	1,170
Investing activities
Capitalized software and technology development costs	(168)	(146)
Purchase of property and equipment	(17)	(11)
Net cash used in investing activities	(185)	(157)
Financing activities
Purchase of treasury stock in connection with share buyback program and stock awards vesting	(789)	(804)
Net cash used in financing activities	(789)	(804)
Effect of exchange rate changes on cash and cash equivalents	36	(11)
Net (decrease) increase in cash and cash equivalents	(113)	198
Cash and cash equivalents at beginning of period	18,609	19,998
Cash and cash equivalents at end of period	$18,496	$20,196

Supplemental cash flow information:
Cash paid for income taxes	$36	$88

Non-cash operating and financing activities:
ROU assets obtained in exchange for lease liabilities	$286	$111
Dividend payable included in accrued expenses and other current liabilities (1)	$208	$-

(1)	Dividend payable was paid on November 7, 2025.

Use of Non-GAAP Measures

Adjusted EBITDA, defined as earnings (loss) before interest, taxes, depreciation and amortization, stock compensation expense, transaction-related expenses and other non-recurring expenses, Free Cash Flow, a common metric used by investors for valuation, and non-GAAP net income and EPS (which adjust out stock compensation expense, transaction-related expenses and other non-recurring expenses from GAAP net income and EPS), represent measures that we believe are customarily used by investors and analysts to evaluate the financial performance of companies in addition to the GAAP measures we present. Our management also believes these measures are useful in evaluating our core operating results. However, these are not measures of financial performance under GAAP and should not be considered an alternative to net income or operating income/margin as an indicator of our operating performance or to net cash provided by operating activities as a measure of our liquidity. Numbers in the following reconciliation tables may not add due to rounding.

Reconciliation of Adjusted EBITDA to Net Income (Loss)	Q125	Q225	Q325	Q425	Q126	FY24	FY25	YTD FY26
Net Income (Loss)	$(0.3)	$(1.7)	$0.2	$(0.6)	$0.8	$(9.2)	$(2.4)	$0.8
Excluding:
Interest and other income (expense), net	$(0.2)	$(0.2)	$(0.2)	$(0.2)	$(0.2)	$(0.6)	$(0.7)	$(0.2)
Income tax expense (benefit)	$0.0	$(0.5)	$0.1	$(0.0)	$0.2	$(2.2)	$(0.3)	$0.2
Depreciation and amortization	$0.4	$0.3	$0.2	$0.2	$0.2	$2.5	$1.1	$0.2
EBITDA	$(0.1)	$(2.0)	$0.3	$(0.5)	$1.1	$(9.5)	$(2.2)	$1.1
Adjustments:
Asset impairments and restructuring charges	$0.0	$1.3	$0.6	$0.6	$0.0	$12.0	$2.5	$0.0
Stock-based compensation	$0.4	$0.6	$0.3	$0.1	$0.1	$2.1	$1.4	$0.1
Expenses related to restructuring activities and business combination	$0.0	$0.0	$0.0	$0.1	$0.0	$0.2	$0.1	$0.0
Adjusted EBITDA	$0.3	$(0.1)	$1.2	$0.3	$1.2	$4.7	$1.8	$1.2

*	numbers may not add due to rounding

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income	Q125	Q225	Q325	Q425	Q126	FY24	FY25	YTD FY26
GAAP Net Income (Loss)	$(0.3)	$(1.7)	$0.2	$(0.6)	$0.8	$(9.2)	$(2.4)	$0.8
Adjustments:
Asset impairments and restructuring charges	$0.0	$1.3	$0.6	$0.6	$0.0	$12.0	$2.5	$0.0
Stock-based compensation	$0.4	$0.6	$0.3	$0.1	$0.1	$2.1	$1.4	$0.1
Expenses related to restructuring activities and business combination	$0.0	$0.0	$0.0	$0.1	$0.0	$0.2	$0.1	$0.0
Income tax effect on non-GAAP items	$(0.1)	$(0.4)	$(0.2)	$(0.2)	$(0.0)	$(3.3)	$(0.9)	$(0.0)
Non-GAAP Net Income (Loss)	$(0.0)	$(0.2)	$0.9	$0.1	$0.9	$1.8	$0.7	$0.9
Non-GAAP basic EPS (loss per share)	$(0.00)	$(0.01)	$0.06	$0.00	$0.07	$0.13	$0.05	$0.07
Non-GAAP diluted EPS (loss per share)	$(0.00)	$(0.01)	$0.06	$0.00	$0.07	$0.13	$0.05	$0.07
Weighted average shares used to compute Non-GAAP basic earnings per share	14.1	13.9	13.7	13.4	13.0	14.1	13.7	13.0
Weighted average shares used to compute Non-GAAP diluted earnings per share	14.1	13.9	13.9	13.4	13.3	14.1	13.7	13.3

*	numbers may not add due to rounding

Free Cash Flow Calculation	Q125	Q225	Q325	Q425	Q126	FY24	FY25	YTD FY26
Cash Flow from Operations	$1.2	$0.7	$0.9	$0.7	$0.8	$5.9	$3.4	$0.8
Capital Expenditures	$0.2	$0.1	$0.1	$0.2	$0.2	$1.2	$0.5	$0.2
Free Cash Flow	$1.0	$0.6	$0.8	$0.5	$0.6	$4.7	$2.9	$0.6